Exhibit 10.01

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NUMBER FOUR TO GOOGLE ADWORDS RESELLER AGREEMENT

This amendment (“Amendment”) to the Agreement (as defined below) is entered into by and between:

(1) Google Ireland Limited, a company incorporated under the laws of Ireland whose principal place of business is at Gordon House, Barrow Street, Dublin 4, Ireland (“Google”); and

(2) ReachLocal Europe BV (f/k/a Reach-Local Netherlands BV), whose registered office/principal place of business is located at Strawinskylaan 337, WTC tower B, 1077 XX  Amsterdam, The Netherlands (“Reseller”).

This Amendment shall be effective from 1 January 2013 (the “Effective Date”).

INTRODUCTION

(A)
Google and Reseller are parties to a Google AdWords Reseller Agreement, with an effective date of 1 May 2011 (together with Amendment Number 1, with effective date 16 November 2011, Amendment Number 2, with effective date 1 June 2012, and Amendment Number 3, with effective date 17 August 2012, the “Agreement”).

(B)	The parties now wish to amend the Agreement in the manner set out in this Amendment.

AGREED TERMS

1.	Definitions

Capitalised terms used but not defined in this Amendment shall have the same meaning as in the Agreement.

2.	Amendment

(a) On and from the Effective Date of this Amendment, the following countries are added to the Agreement as Territories: (i) Slovakia; (ii) Poland; (iii) Czech Republic; and (iv) Austria.

(b) The Launch Date for the additional Territories referred to in paragraph 2(a) above is 1 January 2013.

(c) Section 5.8(a) is amended to include ReachLocal Poland Franchise Sp. z o.o. for the territory of Poland, ReachLocal Czech Republic Franchise s.r.o. for the territory of Czech Republic, ReachLocal Slovakia Franchise s.r.o. for the territory of Slovakia, and ReachLocal Austria GmbH for the territory of Austria.  Each of the foregoing entities shall be considered Reseller Group Companies and as such may use the Google Brand Features in the manner permitted under the Agreement.

(d) The table in Exhibit A, section 2 is deleted and replaced by the following table:

Country	Target Launch Date
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

(e) The Performance Bonus Terms for each new Territory is incorporated into Exhibit C of the Agreement in the form set out below:

[*****]

(d)  All changes that are necessary in order to give effect to paragraph 2(a) of this Amendment shall be deemed to have been made to the Agreement.  References in the Agreement to Parts A-D of Exhibit C shall be deemed to include Parts E-H above unless expressly stated or the context requires otherwise.

3.	Continuation

The Agreement shall remain in full force and effect unchanged except as modified by this Amendment.

4.	Governing Law and Jurisdiction

This Amendment is governed by English law and the parties submit to the exclusive jurisdiction of the English courts in relation to any dispute (contractual or non-contractual) concerning this Amendment.

Signed by the parties on the dates stated below

GOOGLE	RESELLER
By: /s/ Ailis Daly	By: /s/ R.G. Schuitemaker
Name: Ailis Daly	Name: R.G. Schuitemaker
Title: Contracts Administrator, Google Ireland Limited	Title: Fin Dir Europe
Date: January 1, 2013	Date: January 30, 2013

2
Confidential material redacted and filed separately with the Securities and Exchange Commission.